***Certain provisions of this exhibit have been filed separately with the SEC pursuant to an application for confidential treatment.

                                                                   EXHIBIT 10.10


                                   INTERMEDIA                    EFFECTIVE AS OF
                                 COMMUNICATIONS                  APRIL 30, 1999

                      Business Internet Service Order Form

Section A - To be Completed by Intermedia                      Initial    Monthly
-----------------------------------------                      Charge      Charge
Customer  Digex, Inc.
Access Type - Primary Circuit OC12 Port Speed - 405 Mbps          ***         ***
                                                                -------    --------
Access Type - Alt Line                                            ***         ***
                                                                -------    --------
Cross Connect Charges                                             ***         ***
                                                                -------    --------

Service Level - Standard  Access Plus:  NA  Pager___  UPS___
                                                                -------    --------
                    Modern (MSS) -
                                                                -------    --------
Other Services -
                                                                -------    --------
Contract Term     2     year(s)               ***
          ***                                                     ***         ***
                                                                -------    --------
Special Instruction
-------------------


Section B - To Be Completed by Customer
---------------------------------------

Company Name __________________ Digex, Inc. ______________________________________________________________________________________

Site Address _____________________________________________________________________________________________________________________

City __________________________ Beltsville _____________________ State ________________ MD _______________ ZIP ___________________

Site Phone ____________________________________________________________________________ FAX ______________________________________

Primary Technical Contact ________________________________________________________________________________________________________

Phone _________________________ FAX ___________________________________ Email ____________________________________________________

Secondary Technical Contract _____________________________________________________________________________________________________

Phone _________________________ FAX ___________________________________ Email ____________________________________________________

Customer Type - Web Hoster/Reseller                              Existing Customer?                        X  Yes      No      N/A
                                                                                                          ---      ---     ---
Telco:                                           Intermedia Provided           X  Customer Provided             Extended Demarc
                                             ---                              ---                           ---
     Intermedia Provides Primary DNS                                                                       X  Yes      No     N/A
                                                                                                          ---      ---    ---
     Customer has already registered Domains                                                               X  Yes      No     N/A
                                                                                                          ---      ---    ---
     Customer authorizes Intermedia to transfer Domains                                                        Yes     No  X  N/A
                                                                                                          ---      ---    ---

Number of IP addresses needed ____________________________
Requested Domain Name 1. ____________________ 2. _____________________


Customer hereby orders from Intermedia the Products & Services for the term specified in this Service Order Form. This Service Order Form is valid when accepted by an authorized representative of Intermedia & accompanied by an executed Intermedia Terms & Conditions agreement. Charges do not include any special construction or inside/extended wiring costs, shipping & handling, or applicable taxes. Telco rates are estimated based on current Telco courier tariffs. All orders subject to credit approval. Customers will be billed separately by InterNIC for Domain Name registration and will be charged a $100.00 one-time Intermedia fee for each additional primary Domain Name. Customer may be required to provide documentation to justify allocation of IP addresses.

ACCEPTED BY CUSTOMER                      Intermedia

/s/ MARK K. SHULL                         /s/ EUGENE R. NOBLE
-------------------------------           ---------------------------------
Customer Signature                        Signature

-------------------------------           ---------------------------------
Name                Date                  Name                Date

-------------------------------           ---------------------------------
Title                                     Title

            RESELLER INTERMEDIA COMMUNICATIONS TERMS AND CONDITIONS

Intermedia Service: Customer agrees to purchase the Intermedia Products and/or Services outlined in the front page of this Agreement par the terms and conditions described herewith. Customer agrees to remain as a subscriber of the service for the period identified from the date of service activation. At the end of the service commitment this Agreement shall be automatically renewed for successive one (1) year periods on the same terms and conditions contained herein, with the exception of the price of services, and shall continue to be automatically renewed until terminated by either party as provided herein. Notice of termination shall be made in writing to the Intermedia Contract Administration at One DIGEX Plaza, Beltsville, Maryland 20705 no less than thirty (30) days prior to the expiration of any term of this Agreement.

Rights and Obligations of Customer: Intermedia's services are only to be used for lawful purposes. Customer shall not transmit, retransmit or store material in violation of any federal or state laws or regulations, including, but not limited to, obscenity, indecency, defamation, or infringement of trademark or copyright. In particular, by signing these terms and conditions, Customer agrees to adhere to Intermedia's Acceptable Use Policy. Failure to comply with these obligations shall constitute violation of these terms and conditions and possible termination of this Agreement at Intermedia's discretion should the infringement not be rectified to Intermedia's satisfaction. If Customer operates hardware or software that Intermedia determines may cause hazard, interference, or service interruption to Intermedia provided equipment or services or the Intermedia network, Customer shall immediately remove the offending hardware or software upon notice.

Proprietary Rights: Intermedia grants Customer a non-exclusive, non-transferable license to use the Products and Services provided hereunder.
Title, property rights, software licenses and hardware licenses and agreements, including all intellectual property rights to such Products and Services, are and shall remain with Intermedia, whether or not they are embedded in any Product or Service. Customer recognizes that the Product and Services used hereunder constitute valuable trade secrets ofIntermedia. Customer will use its best efforts to protect and keep confidential any and all Products and Services used by it and shall not attempt in any way to copy, examine, alter, re-engineer, tamper with, or otherwise misuse such Products and Services. In all cases, the IP addresses assigned for Customer shall remain the property of Intermedia and shall revert back to same upon Customer termination.

Installation: Installation and one-time charges set forth on the service order are due upon order. Installation charges are nonrefundable. Customer shall provide all necessary preparations to permit installation, maintenance and operation of Products and Services provided hereunder unless otherwise specified in this Agreement and shall provide to Intermedia and its suppliers reasonable access to Customer's premises including the point at which leased telco services are provided to Customer. Customer is also responsible for any and all additional telco charges arising as a result of necessity to reschedule telco suppliers, as well as all telco maintenance and diagnostics charges that may be needed. Once Intermedia services have been installed, Customer shall be responsible for any fees associated with relocation of services if requested by Customer, including a one time Intermedia installation fee, and corresponding adjusted recurring telco fees dependent on the geographical relocation. If at any time during this contract the Customer wishes to downgrade bandwidth, the Customer agrees to pay a one-time downgrade fee of $750 and any applicable telco fees.

Customer Premise Equipment - Purchased by Customer: Customer is responsible for all maintenance and upgrades of equipment purchased from Intermedia (manufacturer's warranty may apply in some circumstances). Any unused hardware or software purchased from Intermedia may be returned for a full refund, less a 20% restocking fee, within 15 days of receipt by Customer, provided such items are unopened, in original packaging, and in full working order, except that if Customer purchases equipment with a custom configuration, as detailed in an attachment hereto, it is not returnable by Customer.

Customer Premises Equipment - Provided by Intermedia: In the event that Intermedia provides Intermedia-owned equipment to Customer inconjunction with service, (i) the configuration and type of equipment to be used shall be determined solely by Intermedia (except that Intermedia may agree to obtain a custom equipment configuration specifically for Customer as detailed in a separate attachment); (ii) Intermedia shall provide the initial equipment configuration and verify operability with the Intermedia Network; (iii) Customer is responsible for operating the equipment within the parameters of the manufacturer's specifications; and (iv) Intermedia may choose at its sole discretion to provide software upgrades for hardware. Additional support of Intermedia staff to reconfigure equipment once installed, should service be required due to Customer's action, shall be chargeable to Customer at Intermedia's then-current support rates. In the event of failure of Intermedia-owned equipment provided to Customer in conjunction with service, like equipment shall be provided by Intermedia as promptly as reasonably possible via next business day delivery to Customer site. In the case of equipment with configuration, as detailed in an Attachment hereto, Intermedia may agree to a shorter replacement period. Intermedia shall pre-configure equipment in conjunction with configuration guidelines. Once operability is verified, Customer shall return any faulty equipment to Intermedia within 15 days of receipt of new equipment. Failure to do so shall result in the Customer being billed for the faulty equipment in the amount equal to vendor's list price as determined by Intermedia. At termination of the Agreement, all Intermedia-owned equipment must be returned in good working order within 30 days. Failure to do so shall result in liability to Customer for the cost of replacement of the non-returned equipment in the amount equal to vendor's list price as determined by Intermedia.

Invoicing and Payment of Service: Initial rates for the services are set forth on the Intermedia Order Form. The initial rates shall be in effect for the duration of the initial service commitment. During any renewal terms, the rates shall be those contained in the then current Intermedia price list unless otherwise agreed by the parties. Intermedia will invoice Customer for services in advance on a monthly basis. Except that, for those Customers receiving Intermedia burstable services, charges for burstable services above and beyond the base tier rate are billed one month in arrears because such charges are based upon actual usage. The price of the service described within does not include sales,usage, excise, ad valorem, property or any other taxes now or hereafter imposed, directly or indirectly, by any governmental authority or agency with respect to the Service. Customer agrees to pay such taxes directly or reimburse Intermedia for any such taxes. This bill is due and payable in full on the date shown on the bill. Customers also have the option of prepayment of services for term of Agreement.

Non-Payment/Customer Termination: A late charge of the lesser of 1 1/2% per month or the maximum rate permitted by law may be applied to each of Customer's service bills not paid by the due date. This late charge is applicable to the unpaid balance as of the due date. Customer shall pay Intermedia all costs including, without limitation, reasonable attorney fees, the fees of any collection agency, and any other costs incurred by Intermedia in exercising all of its rights under the Agreement. Customer shall be responsible and will reimburse Company for Intermedia installation charges at list price, telephone company or other service provided installation or any other charges, including monthly service charges, incurred by Company in the fulfillment of this Agreement if: (i) the Agreement is terminated after execution but prior to initiation of the Products and Services; or (ii) there is a delay in the initiation of the Products and Services that is caused, through action or inaction, by the Customer. If Customer terminates the Agreement after initiation of Products and Services, Customer will pay a lump sum equal to the charges for the remainder of the current term of the Agreement but, except as described in the next sentence, in no case greater than one year. If the Customer is terminated by Intermedia for violation of the Acceptable Use Policy, Customer shall pay immediately a lump sum equal to the charges for the remainder of the then current term of this Agreement.

Maintenance Window: Intermedia maintains specified time periods during which it may perform necessary network maintenance and/or network upgrades. These specified time periods are referred to as "Scheduled Maintenance Windows". In the event Intermedia plans to bring down the Service or the Equipment during a Scheduled Maintenance Window, Intermedia will provide a 24-hour notice to Customer in advance of the Scheduled Maintenance Work. In addition, Intermedia resolves the right to perform any required maintenance work outside of the Scheduled Maintenance Window with a minimum of 12 hoursnotification to Customer. However, Customer understands that at any time Intermedia may perform emergency maintenance as needed to preserve the overall integrity of the Products and Services offered as determined by Intermedia with no notice.

Intermedia Service Level Guarantee: The provisions of Intermedia's Service Level Commitments, as described on the DIGEX Web Site under "Service Level Commitments" (currently located at http:/www.digex.net/internet/products/bis-sites.html), as may be amended from time to time, are incorporated herein and made a part of this Agreement.

Credit Information: Customer consents to standard credit check by Intermedia in order to confirm credit-worthiness and to Intermedia's disclosure of account information to or from credit reporting agencies, credit bureaus, private credit reporting associations, or to or from other providers of telecommunications services at any time during Customer's service with Intermedia.

Limitation of Liability: Intermedia exercises no control whatsoever over the content of any information passing through its network and is not responsible for damages Customer suffers for any reason, including, but not limited to, loss or degradation of data resulting from delays, non-deliveries, wrong deliveries and any and all service interruptions whether caused by the acts and omissions of Intermedia and its employees, of Customers or of any other party. Intermedia makes no representation that it can provide uninterrupted service. Furthermore, Intermedia shall have no liabilities other than the credits outlined within due to interrupted service unless caused by the gross negligence of Intermedia. Intermedia shall not be liable for acts or omissions of other carriers, equipment failures or modifications, acts of God, strikes, government actions, or other causes beyond its reasonable control. Intermedia makes no warranties with respect to the products or services of any kind whatsoever, express or implied, except as specifically provided in this Agreement. The implied warranties of merchantability and fitness for any particular purpose are hereby disclaimed and excluded. Intermedia shall not be liable to its customer or any third party for any special, punitive, incidental, or consequential damages.
Any legal action arising out of the provision of Intermedia's services shall be brought within a period of one year of the occurrence or shall be deemed waived. Customeragrees to indemnify and hold harmless Intermedia from any and all claims resulting from Customer's use of the equipment or services which cause damage to Customer or any other party.

Transfer and Assignment: Neither party, other than for collateral purposes, may sell, assign or transfer this Agreement without the prior written consent of the other party, except that Intermedia may assign this Agreement to any of its affiliates or any person who acquires substantially all of the assets of Intermedia.

Governing Law: This Agreement is governed by the laws of the State of MD without regards to its choice of law provisions. Acceptance: These Terms and Conditions of the "Agreement" together supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted.


----------------------------------         ------------
Customer Signature                         Date


----------------------------------
Print Customer Name

----------------------------------        ------------
Intermedia                                Date

                                   ADDENDUM 1
                                       TO
                           INTERMEDIA COMMUNICATIONS
                              TERMS AND CONDITIONS


          The following changes are hereby made to the Intermedia Communications terms and Conditions in the Agreement dated July 13, 1999, between Intermedia Communications Inc. and Digex, Inc.

Most Favored Customer Status
----------------------------

In conjunction with provision of transit services provided under this agreement, Intermedia hereby grants to Digex most-favored customer ("MFC) status. As an MFC, Digex shall be entitled to fees not higher than those charged by Intermedia to any customer of Intermedia purchasing transit services substantially similar to the Services (in substantially similar volume), effective as of the date on which such fees are made available by Intermedia to such customer.

Termination of Contract
-----------------------

Local Access circuits were purchased under a three year contract in order to obtain a reasonable price. If at the end of the two year term of this contract, Digex chooses not to renew, Digex will be liable for any and all early termination charges assessed by the local access provider.

Except as modified hereby the provisions of the Agreement are reaffirmed in their entirety. In the event of any conflict or inconsistency between the provisions of this Addendum or those of the Agreement, the provisions of this Addendum shall take precedence.

Dated this 13th day of July, 1999.

Digex, Inc.                                Intermedia Communications Inc.

By:                                        By:
   ---------------------------------          ---------------------------------
Title:                                     Title:
      ------------------------------             ------------------------------

Date:                                      Date:
     -------------------------------            -------------------------------